                                  State Farm

                            Associates' Funds Trust

 Prospectus
--------------------------------------------------------------------------------


          April 1, 2002



          GROWTH FUND

          BALANCED FUND

          INTERIM FUND

          MUNICIPAL BOND FUND

                         State Farm Associates' Funds Trust
                    . StateFarm Growth Fund
                    . StateFarm Balanced Fund
                    . StateFarm Interim Fund
                    . StateFarm Municipal Bond Fund

                            THREE STATE FARM PLAZA
                       BLOOMINGTON, ILLINOIS 61791-0001

        Offered to the Agents and Employees of the State Farm Insurance
                         Companies and their families

                             ---------------------

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                           PROSPECTUS--APRIL 1, 2002

                               TABLE OF CONTENTS

                                                           Page
                                                           ----
                INVESTMENTS, RISKS AND PERFORMANCE........   3
                       State Farm Growth Fund.............   3
                       State Farm Balanced Fund...........   6
                       State Farm Interim Fund............   9
                       State Farm Municipal Bond Fund.....  12
                HOW THE FUNDS INVEST......................  15
                       Growth Fund........................  15
                       Balanced Fund......................  15
                       Interim Fund.......................  16
                       Municipal Bond Fund................  17
                RISKS.....................................  19
                HOW TO BUY FUND SHARES....................  21
                       Who May Invest.....................  21
                       Minimum Investments................  21
                       How to Buy.........................  21
                       Share Price........................  24
                HOW TO REDEEM FUND SHARES.................  25
                       Signature Guarantee................  28
                TAX-QUALIFIED ACCOUNTS....................  29
                MANAGEMENT OF THE FUNDS...................  31
                DIVIDENDS, DISTRIBUTIONS AND TAXES........  31
                FINANCIAL HIGHLIGHTS......................  33

                      INVESTMENTS, RISKS AND PERFORMANCE
--------------------------------------------------------------------------------

                            STATE FARM GROWTH FUND

What is Growth Fund's investment objective and what are its principal investment strategies?

    Objective. Growth Fund seeks long-term growth of capital which may be supplemented by income.

    Principal Investment Strategies. Growth Fund invests under normal circumstances at least 80% of its assets in common stocks and other income-producing equity securities. State Farm Investment Management Corp. (the "Manager"), investment adviser to the State Farm Associates' Funds Trust (the "Trust"), chooses stocks for the Growth Fund's portfolio for their long-term potential to generate capital gains, but may also consider a stock's long-term potential to generate growth in income. Although there is no restriction on the size of the companies in which the Fund invests, ordinarily most of the Fund's investments are in companies with market capitalizations of at least $1.5 billion.

    In making investment decisions on specific securities, the Manager looks for companies with one or more of the following characteristics:

.. Strong cash flow and a recurring revenue stream.

.. A strong industry position

.. A strong financial position

.. Strong management with a clearly defined strategy

.. Capability to develop new or superior products or services

    The Manager may sell securities the Fund holds for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

    The Fund may invest up to 25% of its assets in equity securities and depositary receipts of foreign companies.

What are the principal risks of investing in Growth Fund?

    The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business and are subject to market risk. Stock prices may fluctuate widely over short or extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

    The Fund's investments in foreign securities present risks which in some ways may be greater than in U.S. investments, including currency exchange rate fluctuation; less available public information about issuers; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable market practices, political instability and exchange rate controls that could prevent the conversion of local currencies into U.S. dollars.

Is Growth Fund an appropriate investment for me?

    Because of the variable nature of the stock market, Growth Fund should be considered a long-term investment, designed to provide the best results when held for several years or more. The Fund may not be suitable for you if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.

How has Growth Fund performed?

    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                                  Total Return


 1992   1993    1994    1995    1996    1997    1998    1999    2000     2001
 ----   ----    ----    ----    ----    ----    ----    ----    ----     ----
 2.12%  0.55%   6.02%  30.69%  17.16%  31.11%  20.34%  18.72%  (5.38)%
(10.82)%

The Fund's best and worst quarters during the last 10 years were:

Best quarter: 19.82%, during the fourth quarter of 1998.

Worst quarter: -11.53%, during the first quarter of 2001.

    The following table shows certain Average Annual Total Returns on an investment in the Fund compared to changes in the Standard & Poor's 500 Stock Index for the 1-, 5- and 10-year periods ended December 31, 2001:

                     Growth Fund        1 Year    5 Year 10 Year
               ----------------------- --------   ------ -------
               Return Before Taxes     - 10.82%    9.59% 10.17%
               Return After Taxes on
                 Distributions*        -11.45%     8.81%  9.10%
               Return After Taxes on
               Distributions & Sale of
               Fund Shares*              -6.42%    7.61%  8.11%
               S&P 500 Index**         -12.48%    10.19% 12.52%

---------------------
* The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.
** The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies. The S&P

    500 Index represents an unmanaged group of stocks that differs from the composition of Growth Fund. Unlike an investment in the Growth Fund, returns of the S&P 500 Index do not reflect expenses of investing. Returns of the S&P 500 Index do not reflect any deductions for taxes.

What are the costs of investing in Growth Fund?

  Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

  Shareholder Transaction Expenses (fees paid directly from your investment)

                           Maximum sales charge None
                           Redemption fee       None
                           Exchange fee         None

     Fund Operating Expenses (expenses that are deducted from Fund assets)

                   Management fees                      0.10%
                   Distribution (12b-1) fees             None
                   Other expenses                       0.03%
                                                        -----
                   Total Annual Fund Operating Expenses 0.13%

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

                              After 1 year   $ 13
                              After 3 years  $ 42
                              After 5 years  $ 73
                              After 10 years $166

                           STATE FARM BALANCED FUND


What is Balanced Fund's investment objective and what are its principal investment strategies?

    Objective. Balanced Fund seeks long-term growth of principal while providing some current income.


    Principal Investment Strategies. Balanced Fund invests in common stocks, preferred stocks and bonds in varying proportions according to prevailing market conditions and the judgment of the Manager.

    The Balanced Fund invests approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Fund invests in common stocks that the Manager believes have the potential for long-term capital gain. The income provided by common stocks is usually incidental to their selection. Although there is no restriction on the size of companies in which the Fund may invest, ordinarily most of the Fund's common stock investments are in companies with market capitalizations of at least $1.5 billion.

    Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Fund invests in bonds and preferred stocks to provide relative stability of principal and income. Under most circumstances, the Fund's investments in bonds are primarily in intermediate or long term investment grade securities. Although usually the majority of the Fund's assets are invested in common stocks, the Fund may for a time choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities.

    The Fund generally keeps its investments as long as the Manager believes that they still are generating appropriate income (for bonds) or have the potential, over the long-term, to generate capital gain or growth in income (for common stocks). In making investment decisions on specific securities, the Manager analyzes long-term industry conditions, management capabilities, and financial solvency.

    The Fund may invest up to 25% of its assets in equity securities and depositary receipts of foreign companies.

What are the principal risks of investing in Balanced Fund?

    The Fund usually invests a majority of its assets in common stocks which are subject to market risk. Stock prices may fluctuate widely over short or extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

    The Fund's investments in bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that bonds will decline in value because of changes in interest rates. Generally, bonds decrease in value when interest rates rise and increase in value when interest rates fall. Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal.

Is Balanced Fund an appropriate investment for me?

    The Fund might be appropriate for you if you are seeking:

.. long-term growth potential;

.. a substantial measure of downside protection; and

.. the convenience of a balanced portfolio in a single investment.

    Because the Fund usually invests the majority of its assets in common stocks, the Fund should be considered a long-term investment. The Fund is not an appropriate investment for you if you have a short-term investment horizon and are unwilling to accept share price fluctuations.

How has Balanced Fund performed?

    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to market indices. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.


                                     [CHART]

                                  Total Return


 1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
 ----    ----    ----    ----    ----    ----    ----    ----    ----     ----
 5.38%   3.30%   5.01%  25.07%  13.07%  22.16%  13.49%   9.74%  (0.75)%
(5.65)%

The Fund's best and worst quarters during the last 10 years were:

Best quarter: 12.12%,
    during the fourth quarter of 1998.

Worst quarter: -6.80%,
    during the first quarter of 2001.

    The following table shows certain Average Annual Total Returns on an investment in the Fund compared to market indices for the 1-, 5- and 10-year periods ended December 31, 2001:

                      Balanced Fund      1 Year  5 Year 10 Year
                      -------------      ------- ------ -------
                 Return Before Taxes      -5.65%  7.34%  8.70%
                 Return After Taxes
                 on Distributions*        -6.79%  5.95%  7.18%
                 Return After Taxes on
                 Distributions & Sale of
                 Fund Shares*             -3.43%  5.36%  6.51%
                 S & P 500 Index**       -12.48% 10.19% 12.52%
                 Lehman Intermediate
                 Treasury Index***         8.16%  6.98%  6.60%

---------------------
* The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situations and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.
** The S&P 500 Index is a capitalization-weighted measure of 500 large U.S. companies.
*** The Lehman Brothers Intermediate Treasury Index contains approximately 114
    U.S. Treasury securities with maturities ranging from one to ten years.

    The S&P 500 Index and the Lehman Brothers Intermediate Treasury Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, returns in the indices do not reflect expenses of investing. Returns of the indices do not reflect any deductions for taxes.

What are the costs of investing in Balanced Fund?

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

                       Shareholder Transaction Expenses
                   (fees paid directly from your investment)

                           Maximum sales charge None
                           Redemption fee       None
                           Exchange fee         None

                            Fund Operating Expenses
                 (expenses that are deducted from Fund assets)

                   Management fees                      0.12%
                   Distribution (12b-1) fees             None
                   Other expenses                       0.02%
                                                        -----
                   Total Annual Fund Operating Expenses 0.14%

Example. This example is intended to help you compare the cost of investing in the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

                              After 1 year   $ 14
                              After 3 years  $ 45
                              After 5 years  $ 79
                              After 10 years $179

                            STATE FARM INTERIM FUND


What is Interim Fund's investment objective and what are its principal investment strategies?

    Objective. Interim Fund seeks the realization over a period of years of the highest yield consistent with relatively low price volatility.

    Principal Investment Strategies. The Fund invests in high quality debt securities with short- and intermediate-term maturities, including:

.. U.S. government obligations,

.. high quality corporate obligations, and

.. high quality commercial paper and other money market instruments.

    The Manager typically distributes the Fund's investments in varying amounts among securities maturing in up to six or seven years from the time of purchase, but occasionally may extend to securities maturing in up to 15 years. The Manager buys securities for the Fund with shorter maturities, even though they tend to produce less income, because they generally also have less volatile prices. The Manager will seek to hold the securities in which the Fund invests until they mature, but it may sell them earlier. The Manager purchases bonds after conducting thorough credit analyses of the issuers. The Manager seeks to purchase bonds that offer yields that are commensurate with the credit quality of the issuer. Generally, the Manager will sell securities in order to meet a large volume of redemptions, to reposition the maturity structure of the portfolio or to adjust credit risk of the portfolio. Usually, the Manager will sell securities that produce the least amount of capital gains.

What are the principal risks of investing in Interim Fund?

    The chief risks of investing in Interim Fund are interest rate risk, credit risk and inflation risk. The Fund is not a money market fund, and the Fund does not attempt to maintain a stable net asset value like a money market fund.

    Interest rate risk is the risk that the Fund's investments will decline in value because of changes in interest rates. Generally, debt securities decrease in value when interest rates rise and increase in value when interest rates fall.

    Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal. The Fund tries to limit credit risk by investing in high quality securities.

    Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money.

    An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

Is an investment in Interim Fund appropriate for me?

    The Fund might be appropriate for you if you are seeking a fixed income investment with more price stability than an investment in long-term bonds.

    The Fund is not an appropriate investment for you if you are seeking long term growth of capital.

How has Interim Fund performed?

    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods indicated (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                     [CHART]

                                  Total Return


 1992    1993    1994     1995    1996    1997    1998    1999    2000     2001
 ----    ----    ----     ----    ----    ----    ----    ----    ----     ----
 6.29%   6.84%  (0.78)%  12.51%   4.17%   7.08%   7.84%   0.85%   9.42%    7.80%


The Fund's best and worst quarters during the last 10 years were:

Best quarter: 4.31%, during the third quarter of 2001.

Worst quarter: -1.20%,during the first quarter of 1994.

    The table below shows certain Average Annual Total Returns on an investment in the Fund compared to a market index for the 1-, 5- and 10-year periods ended December 31, 2001:

                      Interim Fund         1 Year 5 Year 10 Year
                      ------------         ------ ------ -------
               Return Before Taxes         7.80%  6.55%   6.14%
               Return After Taxes on
               Distributions*              5.49%  3.88%   3.42%
               Return After Taxes on
               Distribution & Sale of Fund
               Shares*                     4.72%  3.89%   3.54%
               Lehman Brothers 1-5 Year
               U.S. Treasury Index**       8.45%  6.80%   6.37%

---------------------
* The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.
** The Lehman Brothers 1-5 Year U.S. Treasury Index presently contains approximately 49 U.S. Treasury Securities with maturities ranging from one to five years. The Lehman Brothers 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, returns of the Lehman 1-5 Year U.S. Treasury Index do not reflect expenses of investing. Returns of the Lehman Brothers 1-5 Year U.S. Treasury Index do not reflect any deductions for taxes.

What are the costs of investing in Interim Fund?

    Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

  Shareholder Transaction Expenses (fees paid directly from your investment)

                           Maximum sales charge None
                           Redemption fee       None
                           Exchange fee         None

     Fund Operating Expenses (expenses that are deducted from Fund assets)

                   Management fees                      0.16%
                   Distribution (12b-1) fees             None
                   Other expenses                       0.04%
                                                        -----
                   Total Annual Fund Operating Expenses 0.20%

Example. This example is intended to help you compare the cost of investing in the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

                              After 1 year   $ 20
                              After 3 years  $ 64
                              After 5 years  $113
                              After 10 years $255

                        STATE FARM MUNICIPAL BOND FUND

What is Municipal Bond Fund's investment objective and what are its principal investment strategies?

    Objective. Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management.

    Principal Investment Strategies.   Municipal Bond Fund normally invests so
that either (1) at least 80% of the Fund's net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund's net assets are invested in securities that produce income exempt from regular federal income tax.

    The Fund invests primarily in a diversified selection of municipal bonds (for example, general obligation bonds of a state or bonds financing a specific project) with maturities of one to seventeen years, although from time to time the Manager may purchase issues with longer maturities. A majority of the Fund's investments are in issues with maturities longer than five years. Dividends from the Fund largely will be exempt from federal income tax, and at this time, the Fund does not intend to purchase municipal obligations that are subject to alternative minimum tax.

    The Fund normally invests at least 70% of its total assets in municipal bonds rated A or better by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), meaning that up to 30% of the Fund's total assets may be invested in medium and lower-quality bonds.

    The Manager usually will hold municipal bonds for the Fund until they mature or are called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates), or increased in anticipation of a bond market rise (resulting from a decline in interest rates). The Manager may also sell a bond for the Fund if the bond's credit risk increases significantly.

What are the principal risks of investing in Municipal Bond Fund?

    The chief risks of investing in Municipal Bond Fund are interest rate risk, credit risk, and inflation risk, and you can lose money by investing in the Fund.

    Interest rate risk is the risk that the Fund's investments will decline in value because of changes in interest rates. Generally, debt securities decrease in value when interest rates rise and increase in value when interest rates fall.

    Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal. The Fund tries to limit credit risk by investing most of its assets in high grade municipal bonds, but may invest up to 30% of its total assets in medium and lower-quality bonds.

    Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money.

    An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

Is an investment in Municipal Bond Fund appropriate for me?

    The Fund may be an appropriate investment for you if you want regular tax-free dividends, or if you want to reduce taxes on your investment income.

    The Fund may not be an appropriate investment for you if you are seeking long-term capital growth, or if you are investing through an IRA, 401(k) plan or some other kind of tax-deferred account.

How has Municipal Bond Fund performed?

    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                                  Total Return


 1992   1993    1994    1995    1996   1997   1998   1999    2000   2001
 ----   ----    ----    ----    ----   ----   ----   ----    ----   ----
 7.78%  9.79%  (2.54)%  13.37%  4.24%  7.27%  6.05% (1.04)%  9.96%  5.07%

The Fund's best and worst quarters during the last 10 years were:

Best quarter: 5.18%,
    during the first quarter of 1995.

Worst quarter: -3.23%,
    during the first quarter of 1994.

    The following table shows certain Average Annual Total Returns on an investment in the Fund compared to a market index for the 1-, 5- and 10-year periods ended December 31, 2001:

                        Municipal
                        Bond Fund        1 Year 5 Year 10 Year
                        ---------        ------ ------ -------
                  Return Before Taxes    5.07%  5.40%   5.89%
                  Return After Taxes on
                  Distributions*         5.03%  5.35%   5.85%
                  Return After Taxes on
                  Distrubution & Sale of
                  Fund Shares*           5.00%  5.33%   5.82%
                  Lehman Municipal Bond
                  Index**                5.13%  5.98%   6.63%

---------------------
* The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.
** The Lehman Brothers Municipal Bond Index includes approximately 43,000 municipal bonds that have a minimum credit rating of Baa; have been issued as part of an issue of at least $50 million; have an amount outstanding of at least $3 million; have been issued within the last five years; and have a maturity of at least one year. The Lehman Brothers Municipal Bond Index represents an unmanaged group of bonds that differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, returns of the Lehman Brothers Municipal Bond Index do not reflect expenses of investing. Returns of the Lehman Brothers Municipal Bond Index do not reflect any deductions for taxes.

What are the costs of investing in Municipal Bond Fund?

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

                       Shareholder Transaction Expenses
                   (fees paid directly from your investment)

                           Maximum sales charge None
                           Redemption fee       None
                           Exchange fee         None

                            Fund Operating Expenses
                 (expenses that are deducted from Fund assets)

                   Management fees                      0.12%
                   Distribution (12b-1) fees             None
                   Other expenses                       0.04%
                                                        -----
                   Total Annual Fund Operating Expenses 0.16%

Example. This example is intended to help you compare the cost of investing in the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:


                              After 1 year   $ 16
                              After 3 years  $ 52
                              After 5 years  $ 90
                              After 10 years $205

                             HOW THE FUNDS INVEST
--------------------------------------------------------------------------------


    General. Each Fund has its own investment objective. The Trust's Board of Trustees may change these investment objectives without a vote of the Trust's shareholders.

Growth Fund

    Common Stocks. Growth Fund invests most of its assets in common stock and other income-producing equity securities. The Manager chooses stocks for the Fund for their long-term potential to generate capital gains, but may also consider a stock's potential to generate growth in income. Although there is no restriction on the size of the companies in which Growth Fund may invest, ordinarily most of the Fund's investments are in large companies.

    Short-term Investments. Under ordinary circumstances, the Fund is substantially fully invested in common stocks. The Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If the Manager determines that market or economic conditions warrant a temporary defensive position, the Fund may hold up to 100% of its assets in cash, cash equivalents or other temporary investments such as short-term government or corporate obligations. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

    Foreign Stocks. Growth Fund may invest up to 25% of its assets in foreign equity securities not publicly traded in the United States and depositary receipts (both sponsored and unsponsored). Foreign investing provides opportunities different from those available in the U.S. and risks which in some ways may be greater than in U.S. investments.

Balanced Fund

    Balanced Fund invests in common stocks, preferred stocks and bonds in varying proportions according to prevailing market conditions and the judgment of the Manager.

    Common Stocks. The Fund invests approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Fund invests in common stocks that the Manager believes have the potential for long-term capital gain. The income provided by common stocks is usually incidental to their selection. Although there is no restriction on the size of companies in which the Fund may invest, ordinarily most of the Fund's common stock investments are in large companies.

    Fixed Income Securities. The Fund invests in bonds and preferred stocks to provide relative stability of principal and income. Under most circumstances, the Fund's investments in bonds are primarily in intermediate or long term investment grade securities. Although usually the majority of the Fund's assets are invested in common stocks, the Fund may for a time choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities.

    In choosing bonds and preferred stocks for the portfolio, the Manager looks for issuers that it believes will be able to meet their obligations promptly even under adverse business conditions, and whose issues have an attractive combination of yield, maturity and liquidity.

    The Fund invests in debt securities rated within the four highest grades (AAA/Aaa to BBB/Baa) assigned by S&P or Moody's or, if unrated, determined by the Manager to be of comparable quality. Bonds rated below BBB by S&P or below Baa by Moody's have speculative characteristics, and are commonly referred to as "junk bonds" and present a higher degree of credit risk. For more information, see "Description of Bond Ratings" in the Statement of Additional Information.

    Foreign Stocks. Like Growth Fund, Balanced Fund may invest up to 25% of its assets in foreign equity securities not publicly traded in the United States and depositary receipts (both sponsored and unsponsored). Foreign investing provides opportunities different from those available in the U.S. and risks which in some ways may be greater than in U.S. investments.

    The Fund generally keeps its investments as long as the Manager believes that they are generating appropriate income or meet credit standards (for bonds) or have the potential, over the long-term, to generate capital gain or growth in income (for common stocks).

    The Fund may be a complete investment program in that the Fund's investments are balanced among common stocks, convertible securities and both short-term and long-term fixed income investments.

Interim Fund

    Interim Fund invests in high grade debt securities with short- and intermediate-term maturities.

    Quality.  The Fund invests in the following types of securities:

.. Obligations of or guaranteed by the U.S. government, its agencies or instrumentalities that may be supported by the full faith and credit of the U.S. Treasury or may be supported only by the credit of the particular agency or instrumentality.

.. Corporate debt securities that Moody's or S&P rates high grade or better or, if unrated, that the Manager considers to be of comparable quality.

.. Commercial paper and other money market instruments that Moody's rates
  Prime-1, Prime-2 or Prime-3 or that the Manager considers to be of comparable quality.

    One of the risks of investing in an investment grade debt security is that the security might lose its rating, or its rating might be reduced to below investment grade. If either of those occurs, the Fund is not required to sell the security, but the Manager considers the reasons for the loss or change of the rating in determining whether or not to sell that security.

    Maturity. Interim Fund's investments are typically distributed in varying amounts among securities maturing in up to six or seven years from the time of purchase, but occasionally may extend to securities maturing in up to 15 years. The Manager from time to time may change the average maturity of the Fund's holdings, generally based on the prospective yields and price changes among securities of different qualities, interest rates and maturities.

    The yields on securities that are generally of the same quality are usually higher for issues with longer maturities than those with shorter maturities. The Fund often buys securities with shorter maturities, even though they tend to produce less income, because they generally also have less volatile prices.

    At certain times, yields available from securities with shorter maturities may exceed those on securities of comparable quality with longer maturities. When these bond market conditions prevail, the Manager may choose to forego the higher yield and greater price stability of short-term securities if in its judgment a higher average yield over time will result from investing in issues with longer maturities.

    The Manager will seek to hold the securities in which the Fund invests until they mature, but it may sell them earlier. The Manager purchases bonds after conducting thorough credit analyses of the issuers. The Manager seeks to purchase bonds that offer yields which are commensurate with the credit quality of the issuer. Generally, the Manager will sell securities in order to meet a large volume of redemptions, to reposition the maturity structure of the portfolio or to adjust credit risk of the portfolio. Usually, the Manager will sell securities that produce the least amount of capital gains.

    Short-term Investments. Interim Fund may invest without limit in short-term government or corporate obligations and hold cash on behalf of the Fund in an interest-bearing demand bank savings account or mutual fund money market account as a temporary measure pending investment in securities. The Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund might not achieve its investment objective.

Municipal Bond Fund

    Municipal Bond Fund invests primarily in a diversified selection of municipal bonds.

    States, territories, local governments and municipalities issue municipal bonds to raise money for various purposes (for example, to pay for a road construction project, or to build an airport). Municipal Bond Fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase these bonds if the Manager believes the issuer has a strong incentive to continue making appropriations until maturity. The interest on a municipal bond is generally exempt from federal income tax, but may be subject to the federal alternative minimum tax and state income taxes. The Fund does not currently intend to purchase municipal obligations whose interest would be subject to the alternative minimum tax.

    Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund's net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund's net assets are invested in securities that produce income exempt from regular federal income tax.

    The Fund usually holds its municipal bonds until they mature or are called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates), or increased in anticipation of a bond market rise (resulting from a decline in interest rates). A bond may be sold if its credit risk increases significantly.

    Quality. Under ordinary circumstances at least 70% of the Fund's total assets will consist of municipal bonds rated A or better by Moody's or S&P, money market securities and cash. Up to 30% of the Fund's total assets may be invested in municipal bonds that are unrated or rated less than A by Moody's or by S&P.

    Lower-rated municipal bonds and fixed income securities generally carry a greater degree of risk than higher-rated municipal bonds. Bonds rated below BBB by S&P or below Baa by Moody's have speculative characteristics, and are commonly referred to as "junk bonds" and present a higher degree of credit risk.

    Maturity. The Fund invests primarily in a diversified selection of municipal bonds with maturities of one to seventeen years, although from time to time the Manager may purchase issues with longer maturities. A majority of the Fund's investments are in issues with maturities longer than five years.

    Short-term Investments. The Fund will hold assets not invested in municipal bonds as cash or invest in interest-bearing demand notes, bank savings accounts and high grade money market securities or U.S. Treasury securities. In attempting to respond to adverse market, economic, political or other conditions, as a temporary defensive measure, the Fund may invest without limit in cash or money market securities. During those periods, the Fund's assets may not be invested in accordance with its strategy, and the Fund may not achieve its investment objective.

                                     RISKS
--------------------------------------------------------------------------------

    Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose some or all of the money you invested. Before you invest, you should carefully consider the risks that you assume when you invest in the Funds.

    Market Risk. Growth Fund and Balanced Fund are subject to the market risk that always comes with investments in common stocks. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

    Foreign Investing. Growth Fund and Balanced Fund have the ability to invest up to 25% of their total assets in foreign equity securities and depositary receipts. Some risks of investing in foreign securities include: fluctuations in exchange rates of foreign currencies; imposition of exchange control regulations or currency restrictions; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards, settlement periods and trading practices; less liquidity, frequently greater price volatility, and higher transaction costs; possible imposition of foreign taxes; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

    Investing in countries outside the U.S. also involves political risk. A foreign government might restrict investments by foreigners, expropriate assets, seize or nationalize foreign bank deposits or other assets, establish exchange controls, or enact other policies that could affect investment in these nations.

    Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions.

    Interest Rate Risk. An investment in Interim Fund or Municipal Bond Fund is subject to interest rate risk, as is an investment in Balanced Fund to the extent of its investments in bonds. Bond prices (of both taxable bonds and municipal bonds) generally move in the opposite direction of interest rates. Interest rate risk is the risk that the value of a Fund's portfolio will decline because of rising market interest rates. The longer the average maturity (duration) of a Fund's portfolio, the greater its interest rate risk.

    Credit Risk. The bond investments of Interim Fund, Municipal Bond Fund and Balanced Fund are subject to credit risk--the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments when due.

    Generally, lower rated bonds provide higher current income but involve greater risk of issuer default or bankruptcy.

    Income Risk. Income risk is the risk that the income from a Fund's bond investments will decline because of falling market interest rates. This risk applies to investments in Balanced Fund, Interim Fund and Municipal

Bond Fund. Income risk can result when a Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

    Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of the Fund's distributions. Inflation risk applies particularly to fixed-income investments, like those of Interim Fund, Municipal Bond Fund and the bond component of Balanced Fund.

                            HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------

Who May Invest

    Shares of the Funds may be purchased by current and retired agents and employees of the State Farm Insurance Companies and by their family members.

    "Family member" is defined as including lineal ascendants, lineal descendants, and a spouse. The term "lineal ascendants" means:

.. parents,

.. grandparents,

.. step-parents,

.. step-grandparents,

.. great-grandparents, and

.. step-great grandparents.

The term "lineal descendants" means:

.. children,

.. grandchildren,

.. great grandchildren,

.. step-children,

.. court appointed foster children, and

.. legally adopted children.

    If you are a Fund shareowner who is not eligible to invest in the Funds, you may maintain and add to your established registration(s), but you may not open any new registrations.

    If you acquired your Fund shares because another shareowner transferred those shares to you and if you are otherwise ineligible to invest in Fund shares, you will be allowed to maintain your account. However, in these circumstances, you may not add to your account and you may not establish new Fund registrations.

    Some State Farm agents purchase shares of the Funds as an investment for a qualified retirement plan. When this occurs, participating employees of the State Farm agent may need to establish a State Farm Funds Individual Retirement Account (IRA) into which the agent makes plan contributions. If you have a State Farm Funds IRA into which SEP contributions are made by your employer agent, you may also make traditional or rollover IRA contributions into that account.

Minimum Investments (per Fund)

               To open an account by check:                 $ 50
               To open an account by payroll deduction:     $ 20
               Subsequent investments by check, ACH or
                 automatic investing:                       $50
               Subsequent investments by payroll deduction: $ 20

    The Manager reserves the right to charge a low balance fee or close an account if the account balance falls below $10. The Manager waives this right for accounts participating in the automatic investment plan.

How to Buy

    You may buy shares of any of the Funds by sending a written order, by telephone, by automatic investment, by exchanging from another of the Funds in writing or by telephone, or by payroll deduction if you are a State Farm employee or agent.

    You may make subsequent investments at any time by mailing a check to the Manager along with the detachable investment slip found at the top of your confirmation statement, or by sending a letter of instruction indicating your account registration, account number and the Fund name or by authorizing the Manager to withdraw money from your bank account. Retirement plan participants should refer to documents provided by their plan sponsor or plan administrator for information on how to buy shares.

    In Writing. To open a new account in writing, complete and sign the Application and mail it to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548, together with a check made payable to "State Farm Mutual Funds," a properly completed ACH authorization, and/or an authorization for payroll deduction.

    By Telephone. The Telephone Purchase Privilege is automatically established for you unless you decline this privilege on the Application. With the Telephone Purchase Privilege, you can purchase additional Fund shares by having the Fund make an electronic withdrawal from your pre-designated bank account. To make a telephone investment, call 1-800-447-0740.

    If you currently do not have the Telephone Purchase Privilege but would like to sign up for this privilege, you may complete an Investors Account Services Form. Your signature on the Investors Account Services Form must be guaranteed (see "Signature Guarantee"). Further documentation may be required from corporations, partnerships, trusts and other entities.

    During periods of volatile economic and market conditions, you may have difficulty making a purchase request by telephone, in which case you should consider sending in your request by letter.

    Although the Application or the Investors Account Services Form authorize the Funds and the Manager to record all telephone instructions, the Funds may not honor telephone instructions unless permission to record is confirmed by the caller.

    The Telephone Purchase Privilege authorizes the Manager to act upon an instruction by telephone to purchase shares for any account for which the Telephone Purchase Privilege applies. The Manager and the Funds will employ reasonable procedures, including recording telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephone instructions are genuine. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager and their respective officers, directors, employees and agents will not be liable for acting upon instructions given under the authorization when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone purchase transaction.

    By Payroll Deduction. If you are a State Farm agent or an employee, you may authorize a payroll deduction through the State Farm Insurance Companies by completing the Compensation Deduction Authorization section of the Application or by completing an Investors Account Services Form.

    You may authorize, change or cancel your payroll deduction by completing and signing the reverse side of the detachable investment slip and mailing it to the Manager. The Funds will also accept instructions to change a payroll deduction by letter, phone or fax as long as you provide clear instructions and indicate your account registration, account number and the Fund name.

    By Automatic Investing. The automatic investment plan allows you to make regular investments in a Fund through automatic transfers from your bank account. To participate in the automatic investment plan, complete the pertinent section of the Application or complete an Investors Account Services Form, which you can obtain by calling 1-800-447-0740. You can make periodic investments of $50 or more by authorizing a Fund to withdraw funds from your bank or credit union account. There is no charge to participate in the automatic investment plan. You can stop the withdrawals at any time by writing the Manager or by calling 1-800-447-0740.

    By Exchange. You may buy shares of any of the Funds by redeeming part or all of the shares in another Fund, without charge. You have to meet the minimum investment requirements of the Fund into which you are exchanging, and the written or telephone redemption requirements described in this prospectus.

    An exchange is a sale and purchase of shares for federal tax purposes, and may result in capital gain or loss. Before making an exchange, please read the description of the Fund to be purchased in this prospectus.

    A written exchange request must be signed by all of the owners of the account, must be sent to the Manager, and must clearly indicate your account number, account registration and the Fund names.

    By Telephone Exchange. The Telephone Exchange Privilege is automatically established for you unless you decline this privilege on the Application. With the Telephone Exchange Privilege you may call the Manager and request an exchange for any amount that meets or exceeds the applicable minimum investment of the Fund being purchased. You must identify the existing account by giving the Fund's name, registration of the account and account number, and must specify the dollar amount or number of shares to be exchanged and the Fund to which the exchange should be made.

    The Manager and the Funds will employ reasonable procedures, including recording of telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephonic instructions are genuine. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager, and their respective officers, directors, trustees, employees and agents will not be liable for acting upon instructions given by any person under the Telephone Exchange Privilege when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone exchange transaction.

    The Telephone Exchange Privilege is not available for shares represented by a certificate or if good payment for shares being redeemed has not been received.

    During periods of volatile economic and market conditions, a shareowner may have difficulty making an exchange request by telephone, in which case exchange requests would have to be made in writing or by facsimile.

    Each Fund reserves the right at any time to suspend, limit, modify or terminate the Telephone Exchange Privilege, but will not do so without giving shareowners at least 30 days' prior written notice.

General Policies on Buying Shares

.. Each Fund will invest the entire dollar amount of each purchase in full and fractional shares at the Fund's net asset value next determined after the Manager receives purchase instructions from you in good order. If the Manager determines that the purchase instructions are not in good order, the Manager will contact you to obtain the missing information and/or the missing documents necessary to make the purchase instructions complete and in good order. The Manager will not process your purchase of Fund shares until it has received purchase instructions from you in good order.

.. Unless you instruct otherwise, all of your income dividends and capital gain distributions will be reinvested in your account. You may, however, at any time, request in writing or by calling 1-800-447-0740 to have your income dividends and capital gain distributions paid to you in cash. You cannot elect to receive a check for an income dividend and/or a capital gain distribution if the amount payable is less than $10.

.. Stock certificates will not be issued.

.. The Manager will send to you by mail a confirmation of each transaction, other than purchases by payroll deduction and by the automatic investment plan method. You will receive confirmation of your purchases by payroll deduction and by the automatic investment plan method promptly after the end of each calendar quarter.

.. Each Fund reserves the right, in its sole discretion, to reject purchases when, in the judgment of the Manager, the purchase would not be in the best interest of the Fund. No order to purchase shares is binding on a Fund until it has been confirmed in writing and the Fund has received payment.

.. A Fund will not accept third party checks unless a company affiliated with the Manager issues the check.

Share Price

    Each Fund buys and sells its shares each day at the net asset value per share. A Fund's net asset value per share is the value of a single share. It is computed by totaling the Fund's investments, cash, and other assets, subtracting its liabilities, then dividing the result by the number of shares outstanding. The net asset value of each Fund is computed daily at the close of regular session trading on the New York Stock Exchange ("NYSE"). The close of trading is usually 3:00 p.m. Central time. Shares will not be priced on days when the NYSE is closed.

    Fund securities and assets are valued chiefly by quotations from the primary market in which they are traded. If quotations are not readily available, they are valued by a method that the Board of Trustees of the Fund believes reflects a fair value.

    Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. With respect to foreign securities--traded primarily on foreign exchanges--a Fund's share price may change on days when the Fund is not open for purchase or sale.

                           HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------

    You may redeem shares of any of the Funds by sending a written request, by telephone, by fax, by using our systematic withdrawal program, or by exchanging into another Fund. Retirement plan participants should refer to documents provided by their plan sponsor or plan administrator for information on how to redeem Fund shares.

    By Written Request. You may redeem all or any portion of your shares by sending a written request to:

State Farm Mutual Funds
P.O. Box 219548
Kansas City, Missouri, 64121-9548

    Your redemption request must clearly identify the exact name(s) in which your account is registered, your account number, the Fund name and the number of shares or dollar amount you wish to redeem.

    If you have any stock certificates representing the shares to be redeemed, you must return them in proper form for cancellation, along with your redemption request. For your protection, you should send your stock certificates by certified mail, return receipt requested.

    All shareowners of record must sign the redemption request, including each joint holder of a joint account. The Fund reserves the right to require further documentation in order to verify the authority of the person seeking to redeem.

    If you request a redemption of more than $100,000, your signature, and the signatures of any joint owners of your account, must be guaranteed as described under "Signature Guarantee."

    If you give specific instructions in your written redemption request, and your signature is guaranteed as described under "Signature Guarantee," you may have the proceeds sent to another payee or to an address other than the address of record.

    By Telephone Redemption. The Telephone Redemption Privilege is automatically established for you unless you decline this privilege on the Application. With the Telephone Redemption Privilege, you can redeem shares by calling 1-800-447-0740. You may redeem shares by telephone up to and including $100,000 if the proceeds are to be sent to the address of record, or you may redeem up to the entire value of your account if the proceeds are to be electronically transferred to a pre-designated bank account.

    You cannot redeem shares by telephone if you hold stock certificates for those shares. If you currently do not have the Telephone Redemption Privilege but would like to sign up for this privilege, you may complete an Investors Account Services Form. Your signature on the Investors Account Services Form must be guaranteed (see "Signature Guarantee"). Further documentation may be required from corporations, partnerships, trusts and other entities.

    During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should consider sending in your request by letter or by fax.

    Although the Application or the Investors Account Services Form authorize the Funds and the Manager to record all telephone instructions, the Funds may not honor telephone instructions unless permission to record is confirmed by the caller.

    The Telephone Redemption Privilege authorizes the Manager to act upon an instruction by telephone to redeem shares from any account for which the Telephone Redemption Privilege applies. The Manager and the Funds will employ reasonable procedures, including recording telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephone instructions are genuine. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager and their respective officers, directors, trustees, employees and agents will not be liable for acting upon instructions given under the authorization when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone redemption transaction. To reduce that risk, proceeds of telephone redemptions will be sent only by check payable to the shareowner of record to the shareowner's address of record or electronically transferred to a pre-designated bank account.

    By Fax. You can also request a redemption by faxing your request to the Manager at (816) 471-4832. You may request a redemption by fax of up to and including $100,000 if the proceeds are to be sent to the address of record, or you can redeem up to the entire value of your account if the proceeds are to be electronically transferred to a pre-designated bank account.

    A redemption request sent by fax must clearly identify the exact name(s) in which the account is registered, the account number, the Fund name and the number of shares or dollar amount to be redeemed, and must include the signature(s) of the registered shareowner(s). You cannot redeem shares by fax if you hold stock certificates for those shares.

    Systematic Withdrawal Program. If you own $5,000 or more of a Fund's shares at the current net asset value, you may have a specified dollar amount greater than $100 withdrawn from your account, payable to you or to another designated payee on a monthly, quarterly or annual basis. You designate the day during the chosen period that you would like the shares to be redeemed. If the day selected for your systematic withdrawal plan falls on a non-business day, the transaction will be processed on the previous business day. For example, if you choose to have your withdrawal on the 10th of each month and the 10th falls on a Saturday during a particular month, the transaction will be processed on the 9th.

    To redeem shares through a systematic withdrawal plan, you need to complete an Investors Account Services Form for shares held in a taxable account or an IRA Systematic Withdrawal Plan Form for shares held in a tax-qualified account. Once you have established redemptions through a systematic withdrawal plan, you can change the amount, the frequency, or the payment date of the systematic withdrawal by calling 1-800-447-0740, if you have Telephone Redemption Privileges.

    You will not be permitted to purchase shares by payroll deduction if you are participating in the systematic withdrawal program. The Funds reserve the right to amend the systematic withdrawal program on 30 days' notice. The program may be terminated at any time by a shareowner or by a Fund. For more information contact the Manager at the address shown below.

General Redemption Policies:

.. Each Fund will redeem shares at the Fund's net asset value next determined after receipt by the Fund of a proper request for redemption.

.. The Fund generally will redeem shares in cash (by check or electronic transfer). Redemptions of more than $500,000 during any 90-day period by one shareowner will normally be paid in cash, but may be paid in whole or in part by a distribution in kind of securities. If a redemption is paid in kind, the redeeming shareowner may incur brokerage fees in selling the securities received.

.. Payment for shares redeemed will be mailed to the shareholder(s) address of record or electronically transferred to the shareholder's pre-designated bank account within seven days after the Fund receives a redemption request, either in writing, by facsimile, or by telephone, in proper form (including stock certificates, if any). However, if the Fund is requested to redeem shares within several days after they have been purchased, the Fund may delay sending the redemption proceeds until it can verify that payment of the purchase price for the shares has been, or will be, collected, which may take up to 15 days from the date of purchase.

.. You may change your address of record by calling 1-800-447-0740, or by sending a written request to the Manager. If you request an address change by telephone, redemption proceeds will be sent to the former address during the fifteen day period after the Manager receives your request.

.. If your redemption proceeds are paid to you by check and if you would like the check delivered via overnight mail, a fee of $15.00 will be deducted from your redemption proceeds.

.. For IRA non-systematic withdrawals, a shareowner should complete the Distribution Request Form which can be obtained by calling 1-800-447-0740. An IRA shareowner who participates in the Systematic Withdrawal Program is required to complete the IRA Systematic Withdrawal Plan Form.

.. If you request, redemption proceeds will be sent electronically to your pre-designated bank account. The electronic transfer will be completed either through the ACH method or through the wire transfer method, whichever you choose. With the ACH method, the redemption proceeds will usually be deposited in your pre-designated bank account within one or two days after the processing of the redemption request. With the wire transfer method, the redemption proceeds will usually be deposited in your pre-designated bank account on the next business day after receipt of the redemption request. If you choose electronic deposit of your proceeds using the wire transfer method, the Manager will charge you a $15.00 fee, and this fee will be subtracted from your redemption proceeds. There currently is no charge for electronic transfer of redemption proceeds using the ACH method. Your bank may charge additional fees for electronic transfers you initiate. The wire transfer method is not available to shareowners participating in the systematic withdrawal program. To change the bank or account designated to receive your redemption proceeds, send a written request (not by fax) signed by each shareowner with each signature guaranteed as described in this prospectus under "Signature Guarantee" to:

State Farm Mutual Funds
P.O. Box 219548
Kansas City, Missouri 64121-9548

If the registered owner(s) of the new bank account is/are the same as the registered owner(s) of the former bank account, no signature guarantee is necessary.

.. Each Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when (a) the NYSE is closed for other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) an emergency exists making disposal of securities owned by the Fund or valuation of its assets not reasonably practicable, or
  (d) the Securities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether any condition prescribed in (b) through (d) exists.

Signature Guarantee

    A signature guarantee is a written representation, signed by an officer or authorized employee of the guarantor, that the signature of the shareowner is genuine. The guarantor must be an institution authorized to guarantee signatures by applicable state law. Such institutions include banks, broker-dealers, savings and loan associations and credit unions. A notary public cannot provide a signature guarantee.

    The signature guarantee must appear, together with the signature of each registered owner, either:

.. on the written request for redemption that exceeds $100,000, which clearly identifies the exact name(s) in which the account is registered, the account number, the Fund name and the number of shares or the dollar amount to be redeemed;

.. on a separate "stock power," an instrument of assignment which should specify the total number of shares to be redeemed (this stock power may be obtained from most banks and stockbrokers);

.. on the back of each stock certificate tendered for redemption;

.. if you request that a redemption check be made payable to anyone other than the shareholders(s) of record;

.. if you request that a redemption check be mailed to an address other than the address of record; or

.. on the Investors Account Services Form used to establish Telephone
  Investment, Redemption and/or Exchange Privilege(s), and on the Investor Account Services Form used to change the pre-designated bank account into which redemption proceeds may be deposited. If pre-designated bank account information is changed but the registered owner(s) of the bank account remains the same, no signature guarantee will be required.

                            TAX-QUALIFIED ACCOUNTS
--------------------------------------------------------------------------------

    Tax-qualified accounts allow individuals to shelter investment income and capital gains from current taxes. Contributions to these accounts may be tax-deductible.

.. Traditional IRAs allow most individuals under 70 1/2 years of age with taxable compensation to contribute up to $3,000 per year ($6,000 for most married couples) for tax years 2002 through 2004. If your spouse has less than $3,000 in taxable compensation, he or she may still contribute up to $3,000 to an IRA, as long as you and your spouse's combined taxable compensation is at least $6,000. Individuals who are age 50 or older by the end of the calendar year are permitted to make an additional $500 "catch-up" contribution for tax years 2002 through 2005. Your contribution may be deductible for federal income tax purposes based on your income, filing status, and participation in an employer maintained plan. The amount you can contribute to a Traditional IRA in any year is reduced by the amount you contribute to a Roth IRA, and vice versa.

.. Roth IRAs allow single taxpayers with adjusted gross income up to $95,000 per year, and married couples with adjusted gross income up to $150,000 per year, to contribute up to $3,000 per person per year. Contributions to Roth IRAs are not deductible for federal income tax purposes and earnings are not subject to federal income taxes upon withdrawal if the Roth IRA has been held at least five years and you: (1) have attained age 59 1/2, (2) have become disabled, (3) have become deceased, or (4) use the proceeds (up to $10,000) to purchase a first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a Traditional IRA, and vice versa. Individuals who are age 50 or older by the end of the calendar year are permitted to make an additional $500 "catch-up" contribution for tax years 2002 through 2005.


.. Simplified Employee Pension Plan (SEP IRA)--A SEP IRA allows an employer to make tax-deductible contributions for the benefit of employees. For 2002, employer-funded contribution amounts can be up to the lesser of 25% of the first $200,000 of compensation for eligible employees or $40,000. Self-employed persons are treated both as employees and employers for contribution purposes and there are no limits on the number of employees eligible to participate in a SEP IRA. Participating employees may also make annual Traditional IRA contributions to their SEP IRA. Refer to the Traditional IRA section above for the Traditional IRA contribution limits.

.. Savings Incentive Match Plan for Employees (SIMPLE IRA)--SIMPLE IRAs are available for employers with 100 or fewer employees. This plan allows eligible employees to contribute up to the lesser of $7,000 or 100% of compensation to the plan via a salary reduction agreement. Eligible employees who are age 50 or older by the end of 2002 may be permitted to make an additional $500 "catch-up" contribution. Employers must either match their employees' contributions (up to 3% of compensation) or make a non-elective contribution of 2% of compensation to all eligible employees. Self-employed persons are treated both as employees and employers for contribution purposes.

.. Prototype Safe Harbor 401(k) Plan--A 401(k) plan is a retirement plan that allows eligible employees to contribute up to the lesser of $11,000 or 100% of compensation to the plan via a salary reduction agreement. Eligible employees who are age 50 or older by the end of 2002 may be permitted to make an additional $1,000 "catch-up" contribution. Employers must either match their employees' contributions (up to 4% of compensation) or make a non-elective contribution of 3% of compensation to all eligible employees. In addition, the employer may make a profit sharing contribution to all eligible employees. Self-employed persons are treated both as employees and employers for contribution purposes, and there are no limits on the number of employees eligible to participate in a Prototype Safe Harbor 401(k) Plan. State Farm's plan is called "Safe Harbor" because its provisions eliminate the requirement for extensive non-discrimination testing.

.. Other retirement plans--You may also use a Fund for corporate or self-employed retirement plans. The plan trustee must establish the appropriate account; the Funds do not offer prototypes of these plans. The trust or plan must be established before you can open an account. Please include the date that the trust or plan was established on the application.

.. Coverdell Education Savings Accounts allow individuals, subject to certain income limitations, to contribute up to $2,000 annually for a child under the age of 18. Although contributions to a Coverdell Education Savings Account are not deductible for federal income tax purposes, the proceeds are generally not taxable provided withdrawals are used to pay for qualified education expenses. Single taxpayers with adjusted gross income up to $95,000 per year, and married couples with adjusted gross income up to $190,000 are allowed to contribute $2,000 annually for a child under the age of 18 to a Coverdell Education Savings Account.

    The above is just a summary of the types of retirement accounts available. When we send your retirement-account application, we will include the applicable retirement plan materials.

    For more information about the tax advantages and consequences of investing in any of these plans and any state law limitations applicable to these plans, please consult your tax adviser.

                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

    State Farm Investment Management Corp., Three State Farm Plaza, Bloomington, Illinois 61791-0001, is the investment adviser to the Funds and manages each Fund's business and affairs, subject to the overall supervision of the Board of Trustees. Since 1967, the Manager's sole business has been to act as investment adviser, transfer agent and dividend disbursing agent for the Funds and for other mutual funds in the State Farm family of mutual funds. The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company. From 1967-2000, the Manager also served as principal underwriter to the Funds.

    For its services, the Manager receives a fee, calculated as a percentage of each Fund's average daily net assets. For the fiscal year ended November 30, 2001, the management fees paid by the Funds were:

                           Growth Fund         0.10%
                           Balanced Fund       0.12%
                           Interim Fund        0.16%
                           Municipal Bond Fund 0.12%

    Each Fund employs a team approach to management. Each team makes advisory decisions for the Funds, subject to the oversight of the Board of the Trust.
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
    Each Fund intends to distribute substantially all of its net investment income and any net capital gain realized from sales of its portfolio securities.

    Growth Fund and Balanced Fund ordinarily pay dividends semi-annually in June and December, and capital gain distributions, if any, annually in December.

    Interim Fund and Municipal Bond Fund declare dividends daily and pay them quarterly. Shares of Interim Fund and Municipal Bond Fund begin to earn dividends on the day after they are purchased. Interim Fund and Municipal Bond Fund distribute net realized capital gain, if any, annually in December.

    All dividends and capital gain distributions from a Fund are automatically reinvested in shares of that Fund on the reinvestment date, unless you have previously elected to receive dividends and distributions in cash.

    Taxes On Distributions. Distributions from each Fund, other than the Municipal Bond Fund, are generally subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions may also be taxed by the country in which you reside.

    The dividends from the Municipal Bond Fund will largely be exempt from regular federal income tax, because the Municipal Bond Fund invests primarily in municipal bonds. The dividends from the Municipal Bond Fund may be subject to state and local taxes. Municipal Bond Fund will provide you annually with state-by-state sources of its income.

    Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December of the prior year and paid in January are taxable as if you received them on December 31.

    For federal tax purposes, a Fund's income and short-term capital gain distributions are taxable to you as dividends; long-term capital gain distributions are taxable to you as long-term capital gains. The determination of a capital gain classification as short-term versus long-term depends on the length of time that the Fund held the asset it sold.

    Every January, each of your Funds will send you and the IRS a statement--called Form 1099--showing the amount of every taxable distribution you received in the previous calendar year.

    Taxes On Transactions. When you redeem shares, you will experience a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them. You may be subject to tax.

    Whenever you sell shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in calculating the amount of your capital gains or losses.

    A redemption or an exchange of Fund shares is treated as a sale for federal income tax purposes. Your redemption proceeds may be more or less than your cost depending upon the net asset value at the time of the redemption and, as a result, you may realize a capital gain or loss. Gain or loss is computed on the difference between the fair market value of the shares redeemed or exchanged and their cost basis.

    Taxes For Retirement Plans.   Participants in tax-qualified retirement
plans will not be subject to federal taxes on either income dividends or capital gain distributions paid by the Funds to the plans. Instead, participants in such plans may be taxed when they begin taking distributions from their retirement plans. Depending on the type of tax- qualified retirement plan, there are various restrictions on eligibility, contributions and withdrawals. You should consult with a tax professional on the specific rules governing your own plan.

    To invest in any Fund, you must be a U.S. resident with a social security or taxpayer identification number. When you sign your account application, you must certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with this procedure, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young, LLP, whose report, along with the Funds' financial statements, is included in the November 30, 2001 annual report. The annual report may be obtained from the Funds upon request without charge.

    Per Share Income and Capital Changes (For a share outstanding throughout each year):

                                  GROWTH FUND

                                                         2001      2000      1999     1998     1997
                                                         ----      ----      ----     ----     ----
Net asset value, beginning of year                    $  50.52     51.96     44.65    39.48    34.55

Income from Investment Operations

 Net investment income                                    0.60      0.65      0.62     0.61     0.62

 Net gain or (loss) on investments
   (both realized and unrealized)                        (5.79)    (1.21)     7.33     6.33     7.23
                                                      --------   -------   -------  -------  -------

   Total from investment operations                      (5.19)    (0.56)     7.95     6.94     7.85
                                                      --------   -------   -------  -------  -------

Less Distributions

 Net investment income                                   (0.61)    (0.65)    (0.59)   (0.64)   (0.61)

 Capital gains                                           (0.15)    (0.23)    (0.05)   (1.13)   (2.31)
                                                      --------   -------   -------  -------  -------

   Total distributions                                   (0.76)    (0.88)    (0.64)   (1.77)   (2.92)
                                                      --------   -------   -------  -------  -------

Net asset value, end of year                          $  44.57     50.52     51.96    44.65    39.48
                                                      ========   =======   =======  =======  =======
Total Return                                            (10.41%)   (1.20)%   17.93%   18.17%   24.80%

Ratios/Supplemental Data

 Net assets, end of year (millions)                   $2,536.8   2,842.7   2,786.4  2,285.5  1,821.1

 Ratio of expenses to average net assets                  0.13%     0.11%     0.12%    0.12%    0.12%

 Ratio of net investment income to average net assets     1.29%     1.16%     1.27%    1.47%    1.78%

 Portfolio turnover rate                                     5%        3%        2%       1%       6%

(a)The per share data was calculated using the weighted average shares method in 2001

                                 BALANCED FUND


                                                        2001    2000   1999   1998   1997
                                                        ----    ----   ----   ----   ----
Net asset value, beginning of year                    $51.25   52.79  49.54  46.09  42.04

Income from Investment Operations

 Net investment income                                  1.48    1.50   1.51   1.54   1.40

 Net gain or (loss) on investments
   (both realized and unrealized)                      (3.80)  (0.91)  3.23   4.14   5.45
                                                      ------   -----  -----  -----  -----
   Total from investment operations                    (2.32)   0.59   4.74   5.68   6.85
                                                      ------   -----  -----  -----  -----

Less Distributions

 Net investment income                                 (1.47)  (1.56) (1.47) (1.54) (1.47)

 Capital gains                                          0.00   (0.57) (0.02) (0.69) (1.33)
                                                      ------   -----  -----  -----  -----

   Total distributions                                 (1.47)  (2.13) (1.49) (2.23) (2.80)
                                                      ------   -----  -----  -----  -----
Net asset value, end of year                          $47.46   51.25  52.79  49.54  46.09
                                                      ======   =====  =====  =====  =====

Total Return                                           (4.63%)  0.97%  9.72% 12.72% 17.33%

Ratios/Supplemental Data

 Net assets, end of year (millions)                   $887.8   945.8  990.7  893.2  762.3

 Ratio of expenses to average net assets                0.14%   0.13%  0.13%  0.14%  0.14%

 Ratio of net investment income to average net assets   3.05%   2.74%  2.96%  3.34%  3.42%

 Portfolio turnover rate                                   9%      5%     5%     2%     6%

(a)The per share data was calculated using the weighted average shares method in 2001

                                 INTERIM FUND


                                                       2001    2000   1999   1998   1997
                                                       ----    ----   ----   ----   ----
Net asset value, beginning of year                    $ 9.55   9.47   9.98   9.85   9.98

Income from Investment Operations
 Net investment income                                  0.56   0.63   0.64   0.68   0.69
 Net gain or (loss) on investments
   (both realized and unrealized)                       0.35   0.08  (0.51)  0.13  (0.13)
                                                      ------  -----  -----  -----  -----
   Total from investment operations                     0.91   0.71   0.13   0.81   0.56
                                                      ------  -----  -----  -----  -----
Less Distributions
 Net investment income                                 (0.56) (0.63) (0.64) (0.68) (0.69)
                                                      ------  -----  -----  -----  -----
   Total distributions                                 (0.56) (0.63) (0.64) (0.68) (0.69)
                                                      ------  -----  -----  -----  -----
Net asset value, end of year                          $ 9.90   9.55   9.47   9.98   9.85
                                                      ======  =====  =====  =====  =====

Total Return                                            9.73%  7.70%  1.35%  8.31%  5.87%

Ratios/Supplemental Data

 Net assets, end of year (millions)                   $172.8  114.4  151.6  154.1  112.8

 Ratio of expenses to average net assets                0.20%  0.20%  0.20%  0.21%  0.22%

 Ratio of net investment income to average net assets   5.67%  6.66%  6.63%  6.80%  7.03%

 Portfolio turnover rate                                  17%    12%    12%    14%    15%

                              MUNICIPAL BOND FUND


                                                       2001    2000   1999   1998   1997
                                                       ----    ----   ----   ----   ----
Net asset value, beginning of year                    $ 8.24   8.12   8.55   8.43   8.44

Income from Investment Operations
 Net investment income                                  0.41   0.42   0.43   0.45   0.47

 Net gain or (loss) on investments
   (both realized and unrealized)                       0.27   0.12  (0.43)  0.12  (0.01)
                                                      ------  -----  -----  -----  -----

   Total from investment operations                     0.68   0.54     --   0.57   0.46
                                                      ------  -----  -----  -----  -----

Less Distributions

 Net investment income                                 (0.41) (0.42) (0.43) (0.45) (0.47)

 Capital gain(a)                                          --     --     --     --     --
                                                      ------  -----  -----  -----  -----

   Total distributions                                 (0.41) (0.42) (0.43) (0.45) (0.47)
                                                      ------  -----  -----  -----  -----

Net asset value, end of year                          $ 8.51   8.24   8.12   8.55   8.43
                                                      ======  =====  =====  =====  =====

Total Return                                            8.39%  6.87%  0.04%  6.82%  5.68%

Ratios/Supplemental Data

 Net assets, end of year (millions)                   $387.8  352.5  358.6  363.1  336.4

 Ratio of expenses to average net assets                0.16%  0.15%  0.16%  0.15%  0.15%

 Ratio of net investment income to average net assets   4.84%  5.23%  5.20%  5.29%  5.61%

 Portfolio turnover rate                                   6%     7%    10%     6%     6%

(a)Distributions representing less than $.01 per share were made in 1997.

    We reduce the number of duplicate prospectuses, annual and semi-annual reports, and proxy statements you receive by sending only one copy to each of those addresses shared by two or more accounts. Call us at 1-800-447-0740 to request individual copies of these documents. We will begin sending you individual copies thirty days after receiving your request.

    You can obtain more information about the Trust's investments and performance in its semiannual and annual reports to shareowners. That report discusses the market conditions and investment strategies that significantly affected each Fund's performance during their last fiscal year.

    You may wish to read the Statement of Additional Information (SAI) for more information about the Funds. A current SAI has been filed with the SEC and is incorporated in this prospectus by reference.

    You can obtain free copies of the Trust's semiannual and annual report and the SAI, request other information, and discuss your questions about the Funds by writing or calling:

                            State Farm Mutual Funds
                            Three State Farm Plaza
                       Bloomington, Illinois 61791-0001
                                 309-766-2029
                                 800-447-0740

    Text-only versions of all Trust documents can be viewed online or downloaded from the SEC at http://www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Copies of this information may be obtained, after paying a duplicating fee, by sending your request to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by electronic mail request at the following e-mail address: publicinfo@sec.gov.

State Farm Associates' Funds Trust        811-1519

                               State Farm Mutual Funds
                             Three State Farm Plaza, R-4
                             Bloomington, IL 61791-0001
                            FORWARDING SERVICE REQUESTED









           190-4063.4-CH


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